AB ACTIVE ETFs, INC.
-AB Tax-Aware Long Municipal ETF
(Ticker: TAFL)
-AB Tax-Aware Intermediate Municipal ETF
(Ticker: TAFM)
(the “Funds”)

Supplement dated November 6, 2025 to the Funds’ Prospectus and Summary Prospectuses (the “Prospectus”) dated March 31, 2025, as amended.

Important Notice Regarding Change in Investment Objective

At meetings held on November 4-6, 2025, AllianceBernstein L.P., the Funds’ investment adviser recommended, and the Funds’ Board of Directors approved, a change to the non-fundamental investment objectives of AB Tax-Aware Long Municipal ETF and AB Tax-Aware Intermediate Municipal ETF, effective January 6, 2026.

Effective January 6, 2026, each Fund’s investment objective will change as follows:

Current Investment Objective	New Investment Objective
To provide relative stability of principal and a moderate rate of after-tax return and income.	To provide enhanced income and attractive risk-adjusted after-tax returns.

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This Supplement should be read in conjunction with the Prospectus for the Funds.

You should retain this Supplement with your Prospectus for future reference.

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